SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                February 16, 1999

                                   FVNB CORP.
          (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                Texas                                        74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
          or organization)                               Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                              (512) 573-6321
           (Registrant's telephone number, including area code)

                                    N/A
      (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

  (a)(1)(i) On February 16, 1999, the Board of Directors of the Company decided not to renew the contract of Arthur Andersen LLP ("Arthur Andersen") as independent accountants for FVNB Corp. (the "Company") effective upon completion of the current audit for the year ended December 31, 1998.

  (a)(1)(ii) Arthur Andersen's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

  (a)(1)(iii) The decision to change accountants was approved by the board of directors of the Company on February 16, 1999.

  (a)(1)(iv) During the Company's two most recent fiscal years and any subsequent interim period preceding such change in accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

  (a)(1)(v) During the Company's two most recent fiscal years and any subsequent interim period preceding such change in accountants, Arthur Andersen did not advise the company with respect to any of the matters listed in paragraphs
(a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

  (a)(2) The Company engaged KPMG Peat Marwick LLP as the independent accountants of the Company by action of the Board of Directors of the Company on February 16, 1999, to be effective as of the completion by Arthur Andersen of the current audit for the year ended December 31, 1998. During the Company's two most recent fiscal years and any subsequent interim period preceding the engagement of KPMG, there were no consultations by the Company with KPMG relating to the application of accounting principles to a specified transaction, the type of opinion KPMG might render on the Company's financial statements, or matters that were the subject of disagreement or reportable events.

  (a)(3) The Company has provided Arthur Andersen with a copy of the foregoing disclosures and has requested in writing that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter will be filed by amendment as an exhibit to this report in accordance with Item 601 of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      The Letter of Arthur Andersen stating whether or not it agrees with the disclosures contained herein will be filed by amendment as an exhibit to this report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FVNB CORP.
                                    (Registrant)


                                    By: /s/ DAVID M. GADDIS
                                            David M. Gaddis, President


Date:          FEBRUARY 22, 1999